EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated August 6, 2002 (this "Amendment"), is among CASTING TECHNOLOGY COMPANY, an Indiana general partnership (the "Company"), and BANK ONE, NA (successor by merger to Bank One, Indiana, National Association), a national banking association ("Bank One" or "Bank").

                                  INTRODUCTION

         The Company, Bank One and Asahi Bank Ltd. were parties to a Credit Agreement dated August 26, 1999 (the "Prior Credit Agreement"). Amcast Industrial Corporation, an Ohio corporation ("Amcast"), guaranteed certain obligations of the Company to Bank One under the Prior Credit Agreement pursuant to an Amended and Restated Guaranty Agreement -- Bank One dated August 26, 1999 (the "Prior Guaranty").

         Amcast, KeyBank National Association, as Agent (the "LIFO Agent") under the Last-In-First-Out Credit Agreement dated as of June 5, 2001 (as amended, restated or modified from time to time, the "LIFO Credit Agreement") among Amcast, the LIFO Agent and the financial institutions listed on Schedule 1 thereto (together with their successors and assigns, collectively, the "LIFO Banks") and Bank One, individually and as agent for the banks who were parties to the Prior Credit Agreement, entered into a Forbearance and Waiver Agreement dated as of June 5, 2001 (the "Forbearance Agreement") under which Bank One: (i) agreed to forbear from exercising any rights or remedies as a result of the occurrence or existence of certain defaults (including, without limitation, defaults under the Prior Credit Agreement, as the same from time to time might be amended, restated or otherwise modified or replaced), (ii) waived certain defaults under the Prior Guaranty, as the same from time to time might be amended or replaced, and (iii) rescinded an acceleration notice given under the Prior Credit Agreement. As contemplated by the Forbearance Agreement, Amcast deposited $1,050,000 in a deposit account at Bank One for the benefit of Bank One and pledged such account and such funds to Bank One to secure the obligation of Amcast under the Prior Guaranty.

         Amcast was and continues to be the sole shareholder of Amcast Casting Technologies, Inc., an Ohio corporation and one of the two parties in the Company. On June 12, 2001, Amcast acquired all of the outstanding stock in Izumi, Inc., a Delaware corporation and the other partner in the Company.

         The Company and Bank One subsequently entered into a Credit Agreement dated as of September 18, 2001 (the "Credit Agreement") which replaced the Prior Credit Agreement. Amcast guaranteed the obligations of the Partnership under the Credit Agreement pursuant to the Second Amended and Restated Guaranty Agreement
- Bank One dated September 18, 2001, which amended and restated the Prior Guaranty (the "Amcast Guaranty").

         Under the Credit Agreement, Bank One: (i) agreed to make Revolving Credit Loans (as defined in the Credit Agreement) to the Company from time to time up to an aggregate maximum principal amount outstanding at any time of $6,500,000, and (ii) made a Term Loan (as defined in the Credit Agreement) to the Company in the initial principal amount of $8,856,000, of which $5,856,000 in principal amount is outstanding as of the date hereof. Unless earlier terminated as provided in the Credit Agreement, Bank One's commitment to make Revolving Credit Loans expires, and all outstanding Revolving Credit Loans become due and payable, on September 1, 2002. The Term Loan is due and payable on August 3, 2003.

         Amcast, certain of its subsidiaries, certain financial institutions which have extended credit to Amcast (the "Restructuring Lenders") and KeyBank National Association, as Collateral Agent, entered into a Restructuring Agreement dated as of July 15, 2002 (the "Restructuring Agreement") which provides, among other things, that the Restructuring Lenders will not exercise any of their respective rights or remedies under the Restructuring Lender Documents (as defined in the Restructuring Agreement) or applicable law with respect to the Subject Noncompliance Events (as defined in the Restructuring
Agreement) during the Restructuring Period (as defined in the Restructuring Agreement). Amcast, certain of its subsidiaries, the LIFO Banks and KeyBank National Association, as agent for the LIFO Banks, also entered into a LIFO
Restructuring Agreement dated as of July 15, 2002 (the "LIFO Restructuring Agreement" and, together with the Restructuring Agreement, the "Restructuring Agreements") which also provides, among other things, that the LIFO Banks will not exercise any of their respective rights or remedies under the LIFO Lender Documents (as defined in the LIFO Restructuring Agreement) or applicable law with respect to the Subject Noncompliance Events during the Restructuring Period.

         The Company desires to amend the Credit Agreement as provided in this Amendment, and Bank One is willing so to amend the Credit Agreement.

         In consideration of the premises and of the mutual agreements herein contained, the Company and Bank One agree as follows:

1.       Amendment.  Upon the Company satisfying the conditions set forth in
Section 7, the Credit Agreement shall be amended as follows:

         (a) The definition of "Borrowing Base" in Section 1.1 of the Credit Agreement shall be amended in its entirety to read as follows:

                  "Borrowing Base" means at any time an amount which is the lesser of (a) the sum of (i) 85% of Eligible Accounts, plus (ii) 60% of Eligible Inventory, plus (iii) $2,000,000, or (b) $5,750,000.

         (b) The definition of "Commitment" in Section 1.1 of the Credit Agreement shall be amended in its entirety to read as follows:

                  "Commitment" means the commitment of Bank One to make Loans pursuant to Section 2.1, in amounts not exceeding in aggregate principal amount outstanding at any time $11,606,000.

         (c) The definition of "Termination Date" in Section 1.1 of the Credit Agreement shall be amended in its entirety to read as follows:

                  "Termination Date" (of the revolver period) means the earlier to occur of (a) September 14, 2003, or (b) the date as which the Commitment shall be terminated pursuant to Section 6.2.

         (d) The definition of "Floating Rate Loan" in Section 1.1 of the Credit Agreement shall be amended in its entirety to read as follows:

                  "Floating Rate Loan" means any Loan which bears interest at the Floating Rate plus 0.5%.

         (e) The definition of "LIBOR Rate Loan in Section 1.1 of the Credit Agreement shall be amended in its entirety to read as follows:

                  "LIBOR Rate Loan" means any Loan which bears interest at the LIBOR Rate plus 275 basis points.

         (f) The definition of "Maturity Date" in Section 1.1 of the Credit Agreement shall be amended in its entirety to read as follows:

                  "Maturity Date" means the maturity date of the Term Loan maintained under Section 2.1(b), which will be September 14, 2003.

         (g) Section 5.2(d) of the Credit Agreement shall be amended in its entirety to read as follows:

                  (d) Net Worth. Permit or suffer the Consolidated Net Worth of the Company and its subsidiaries from and after August 6, 2002 to be less than $19,000,000.

         2. Refinancing Commitment. On or before July 31, 2003, the Company shall deliver to Bank One a fully executed and effective commitment letter, in form and substance reasonably satisfactory to Bank One, from a lender or syndicate of lenders reasonably acceptable to Bank One, which shall provide, among other things, for the refinancing of all amounts outstanding under the Credit Agreement.

         3. Waiver of Certain Noncompliance Events. Bank One hereby waives, effective as of July 15, 2002: (i) any noncompliance with Section 7 of the Amcast Guaranty which then or at any time thereafter existed or may exist based on the occurrence or existence of any of the Subject Noncompliance Events (as
defined   in   the   Restructuring   Agreements)(collectively,   the

"Guaranty Noncompliance  Events"),  and (ii) any noncompliance  with Section 6.1
(i) of the Credit Agreement based on any of the Guaranty Noncompliance Events.

         4. References to Credit Agreement. From and after the effective date of this Amendment, all references to the Credit Agreement in the Credit Agreement and in any other agreements or documents entered into pursuant to or in connection with the Credit Agreement shall be deemed to be references to the Credit Agreement, as amended by this Amendment.

         5. Representations and Warranties. The Company hereby represents and warrants to Bank One that, as of the date hereof:

                  (a) (i) The execution, delivery and performance by the Company of this Amendment and all agreements and documents delivered pursuant hereto have been duly authorized by all necessary partnership action and do not and will not violate any applicable law, rule, regulation, order, judgment or injunction presently in effect or the Company's partnership agreement, or will result in a breach of or constitute a default under any material agreement, lease or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is necessary in connection with the valid execution, delivery or performance by the Company of this Amendment and all agreements and documents delivered pursuant to this Amendment; and (iii) this Amendment and all agreements and documents delivered pursuant to this Amendment by the Company are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

                  (b) After giving effect to this Amendment: (i) the representations and warranties of the Company contained in Article IV of the Credit Agreement are true and correct on and as of the date of this Amendment with the same force and effect as if made on and as of such date, and (ii) no Event of Default has occurred and is continuing or exists under the Credit Agreement as of the date of this Amendment.

         6. Outstanding Indebtedness. The Company acknowledges and confirms that: (i) the aggregate principal amount of all outstanding Revolving Loans under the Credit Agreement as of the date of this Amendment is $2,900,000, (ii) the outstanding principal amount of the Term Loan as of the date of this Amendment is $5,856,000, (iii) such outstanding principal amounts, together with all interest thereon and fees related thereto, are not subject to any defense, counterclaim, recoupment or offset of any kind, and (iv) the Company's obligations in respect of such Loans are absolute and unconditional.

         7. Conditions to Effectiveness. This Amendment shall not become effective until Bank One has received the following documents and the following conditions have been satisfied, each in form and substance reasonably satisfactory to Bank One.

                  (a) The Company shall have delivered to Bank One a duly executed Amended and Restated Revolving Credit Note in substantially the form attached hereto as Exhibit A-1;

                  (b) The Company shall have delivered to Bank One a duly executed Amended and Restated Term Note in substantially the form attached hereto as Exhibit A-2;

                  (c) Amcast shall have delivered to Bank One a duly executed Confirmation of Guaranty in substantially the form attached hereto as Exhibit B;

                  (d) The representations and warranties set forth in Section 5 of this Amendment shall be true and correct in all material respects; and

                  (e) The Company shall have repaid to Bank One the amount, if any, by which the aggregate principal amount of Revolving Loans outstanding under the Credit Agreement exceeds $5,750,000.

         8. No Contest. The Company agrees that it shall not dispute the validity or enforceability of the Credit Agreement, the Term Note, the Revolving Credit Note, the Security Documents or any other agreement or document entered into pursuant to or in connection with any of the foregoing (collectively, the "Loan Documents"); any of the Company's obligations under the Loan Documents; or the validity, enforceability or extent of any security interest or lien granted to Bank One pursuant to any of the Loan Documents.

         9. Miscellaneous. Terms defined in the Credit Agreement and used in this Amendment without definition shall have the respective meanings given to them in the Credit Agreement. Except as expressly amended hereby, the Credit Agreement and all other Loan Documents hereto are ratified and confirmed by Bank One and the Company and shall remain in full force and effect.

         10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterparts.

         11. Expenses. The Company agrees to pay and save Bank One harmless from liability for all costs and expenses of Bank One arising in respect of this Amendment, including the reasonable fees and expenses of counsel to Bank One in connection with preparing and reviewing this Amendment and any related agreements and documents.

         12. Governing Law. This Amendment is a contract made under, and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely with such state and without giving effect to the choice law principles of such state.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                            CASTING TECHNOLOGY COMPANY

                            By:  AMCAST CASTING TECHNOLOGIES, INC.,
                                  its General Partner


                            By:  /s/ F. J. Drew
                               ---------------------------
                                 Name:  Francis J. Drew
                                 Title: Vice President

                             And IZUMI, INC.
                                  its General Partner


                            By:  /s/ F. J. Drew
                               ----------------------------
                                 Name:  Francis J. Drew
                                 Title: Vice President


                            BANK ONE, NA


                            By:  /s/ Richard Babcock
                               ---------------------------
                                 Name:  Richard Babcock
                                 Title: First Vice President

                                                                     EXHIBIT A-1
                                                                     -----------

                  AMENDED AND RESTATED REVOLVING CREDIT NOTE
                  ------------------------------------------

$5,750,000                                                        August 6, 2002
                                                           Indianapolis, Indiana

         FOR VALUE RECEIVED, CASTING TECHNOLOGY COMPANY, an Indiana general partnership (the "Company"), promises to pay to the order of BANK ONE, NA (as successor by merger to Bank One, Indiana, National Association), a national banking association (the "Bank"), at its principal banking office in lawful money of the United States of America and in immediately available funds, the principal sum of FIVE MILLION SEVEN HUNDRED FIFTY DOLLARS ($5,750,000), or such lesser amount as is recorded in the books and records of the Bank, on the Termination Date; and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money and funds, for the period from the date hereof until the Revolving Credit Loans evidenced hereby shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement referred to below.

         The Bank is authorized by the Company to record in its books and records the date, amount and type of each Revolving Credit Loan, the duration of the related Interest Period, the amount of each payment or prepayment of principal thereon, and the other information provided for therein, which books and records shall constitute prima facia evidence of the information so recorded; provided, however, that any failure by the Bank to record any such information shall not relieve the Company of its obligations to repay the outstanding principal amount of the Revolving Credit Loans, all accrued interest thereon, and any amount payable with respect thereto in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

         The Company and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor, and any other formality in connection with this Revolving Credit Note. Should the indebtedness evidenced by this Revolving Credit Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Revolving Credit Note, including attorneys' fees and expenses.

         This Revolving Credit Note evidences one or more Revolving Credit Loans made under a Credit and Intercreditor Agreement of August 26, 1999 and the Credit Agreement dated September 18, 2001, as amended ("Credit Agreement"), to which reference is made for a statement of the circumstances under which this Revolving Credit Note is subject to prepayment and under which its due date may be accelerated for a description of the collateral securing this Revolving Credit Note. Capitalized terms used but not defined in this Revolving Credit Note shall have the respective meanings assigned to them in the Credit Agreement.

         This Revolving Credit Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely within such State an without giving effect to choice of law principles of such state.

                                   CASTING TECHNOLOGY COMPANY

                                   By:  AMCAST CASTING TECHNOLOGIES,
                                         INC.
                                         Its General Partner

                                   By:
                                      ---------------------------------
                                        Name:
                                        Title:

                                   And:  IZUMI, INC.
                                         Its General Partner


                                   By:
                                      ---------------------------------
                                        Name:
                                        Title:

                                                                     EXHIBIT A-2
                                                                     -----------

                         AMENDED AND RESTATED TERM NOTE
                        -------------------------------
$5,856,000                                                        August 6, 2002
                                                           Indianapolis, Indiana

         FOR VALUE RECEIVED, CASTING TECHNOLOGY COMPANY, an Indiana general partnership (the "Company"), hereby promises to pay to the order of BANK ONE, NA (as successor by merger to Bank One, Indiana, National Association), a national banking association (the "Bank"), at the principal banking office of the Bank in lawful money of the United States of America and in immediately available funds, the principal sum of FIVE MILLION EIGHT HUNDRED FIFTY- SIX THOUSAND DOLLARS ($5,856,000), payable in four quarterly installments in the amount of $750,000 payable on the third day of each November, February, May, and August, commencing on November 3, 2002, to and including the Maturity Date, when the entire outstanding principal balance of the Term Loan evidenced hereby, and all accrued interest thereon, shall be due and payable; and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money and funds, for the period from the date hereof until such Term Loan shall be paid in full, at the rate per annum and on the dates provided in the Credit Agreement referred to below.

         The Company and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Term Note. Should the indebtedness evidenced by this Term Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Term Note, including attorneys' fees and expenses.

         This Amended and Restated Term Note amends and restates an Amended and Restated Term Note dated September 18, 2001 (which amended and restated a Term Note dated July 28, 1995) and evidences a Term Loan made under a Credit and Intercreditor Agreement dated August, 1999 and the Credit Agreement dated September 18, 2001 as amended (as amended, the "Credit Agreement"), among the Company and Bank One and to which reference is made for a statement of the circumstances under which this Term Note is subject to prepayment and under which its due date may be accelerated and for a description of the collateral and security securing this Term Note. Capitalized terms used but not defined in this Amended and Restated Term Note shall have the respective meanings assigned to them in the Credit Agreement.

         This Amended and Restated Term Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely within such State and without giving effect to the choice of law principles of such State.

                                   CASTING TECHNOLOGY COMPANY

                                   By: AMCAST CASTING TECHNOLOGIES, INC.
                                        Its General Partner


                                   By:_________________________________
                                         Name:
                                         Title:

                                   And

                                   By: IZUMI, INC.
                                        Its General Partner


                                   By:_________________________________
                                        Name:
                                        Title:





                                                                     EXHIBIT B
                                                                     ---------
                            CONFIRMATION OF GUARANTY
                            ------------------------

         THIS CONFIRMATION OF GUARANTY dated as of August 6, 2002 (this "Confirmation"), is made by Amcast Industrial Corporation, an Ohio corporation ("Guarantor"), in favor of BANK ONE, NA (as successor by merger to Bank One, Indiana National Association) ("Bank One").

                                  INTRODUCTION
                                  ------------

         Casting  Technology   Company,  an  Indiana  general  partnership  (the
"Company"), entered into a Credit Agreement dated September 18, 2001, as amended (the "Credit Agreement"), with Bank One.

         Guarantor entered into a Second Amended and Restated Guaranty Agreement
- Bank One, dated as of September 18, 2001 (the "Guaranty"), in favor of Bank One pursuant to which Guarantor guaranteed, among other things, payment of the obligations of the Company to Bank One under the Credit Agreement. Guarantor deposited $1,050,000 in a deposit account at Bank One for the benefit of Bank One (the "Account") pursuant to an Assignment of Deposits (the "Assignment") dated as of September 18, 2001 to secure the obligations of Guarantor to Bank One under the Guaranty.

         The Company and Bank One have entered into a First Amendment to Credit Agreement of even date herewith (the "First Amendment"), pursuant to which, among other things, Bank One has agreed to extend the Termination Date (as defined in the Credit Agreement) with respect to revolving loans and the term loan made by Bank One to the Company under the Credit Agreement.

         Guarantor wishes to confirm to Bank One its obligations under the Guaranty.

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

         1. Confirmation. Guarantor hereby confirms to Bank One the continuing effect of the Guaranty, as a guaranty of the Guaranteed Obligations
(as defined in the Guaranty).

         2. Assignment of Deposits. Guarantor hereby confirms to Bank One the continuing effect of the Assignment and acknowledges and confirms that the security interest in the Account granted to Bank One pursuant to the Assignment continues to secure the obligations of Guarantor to Bank One under the Guaranty.

         3. References to the Credit Agreement. From and after the date of this Confirmation, references to the Credit Agreement in the Guaranty, the Assignment and all other documents executed pursuant to the Guaranty shall be deemed to be references to the Credit Agreement as amended by the First Amendment.

         4. Representations and Warranties. Guarantor hereby represents and warrants to Bank One that the representations and warranties of Guarantor set forth in Section 5 of the Guaranty are true and correct as of the date hereof with the same effect as if made on that date. The Guaranty remains in full force and effect.

         5. Counterparts. This Confirmation may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Confirmation by signing any such counterpart.

         6. Governing Law. This Confirmation is made under, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Indiana applicable to contracts made and to be performed entirely within such state and without giving effect to the choice law principles of such state.

         IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed and delivered as of the date first written above.

                                  AMCAST INDUSTRIAL CORPORATION


                                  By:
                                      ---------------------------------------
                                       Name:
                                       Title:


                                  BANK ONE, NA


                                  By:
                                      ---------------------------------------
                                       Name:
                                       Title: